                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 29, 2003



            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)


District of Columbia                    l-7102                   52-0891669
--------------------                    ------                   ----------
 (state or other juris-              (Commission              (I.R.S. Employer
diction of incorporation)            File Number)           (Identification No.)

Woodland Park, 2201 Cooperative Way, Herndon, VA                      20171-3025
------------------------------------------------                      ----------
    (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (703) 709-6700


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 7. Financial Statements, Pro Forma Financial
          Information and Exhibits.

      (c)   Exhibits

            The following exhibit is filed herewith:

      10.1 Calculation Agent Agreement dated October 29, 2003 between the Company and U.S. Bank Trust National Association, as Calculation Agent.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NATIONAL RURAL UTILITIES COOPERATIVE
                                            FINANCE CORPORATION



                                          /s/ Steven L. Lilly
                                          -------------------------------------
                                          Steven L. Lilly
                                          Senior Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)


Dated: November 5, 2003